BenchmarkA 80 ! MSCI Golden Dragon Index (Net) 20 ! CSI 300 Index (Net) Investment objective Long term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, Taiwan and Macau. Fund statistics Fund mZnZger Emerson Yip Listed New York Stock Exchange Net Assets (as at 30/06/16) USD 108.66m LZunch dZte 16th July 1992 Dividends (Ex-dividend dZte) USD 0.2370 (9 December 2015) USD 0.7364 (23 December 2015) B 6.3! ActuZl LeverZge Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized. Market capitalization breakdown (as at 30/06/16) Top 10 holdings (as at 30/06/16) (Large Cap > USD 2bn, Mid Cap USD 500m USD 2bn, Holding Fund ! BenchmZrkA weight Small Cap USD 500m) Tencent Holdings 6.7 5.7 Performance data (as at 30/06/16) 400 S h a r e p r i c e 350 N et asset v alue 300 Ben c h m a r k A 250 200 150 100 50 0 06/96 06/98 06/00 06/03 06/04 06/06 06/08 06/10 06/12 06/14 06/16% 1 mth 3 mths 2016 YTD 1 year 3 year 5 year 10 years ShZre price 1.9 2.8 -0.8 -14.1 24.7 9.5 102.5 Net Zsset vZlue 0.5 0.1 -4.0 -20.9 19.3 6.5 80.3 BenchmarkA 1.3 0.4 3.7 20.4 18.6 9.9 81.7% 2016/2015 2015/2014 2014/2013 2013/2012 2012/2011 ShZre price -14.1 25.0 16.1 9.7 -20.0 Net Zsset vZlue -20.9 31.1 15.0 12.0 -20.3 BenchmarkA 20.4 31.1 13.7 7.6 13.8 * Denotes China Ashare holding Large Cap Mid Cap Small Cap Sector (as at 30/06/16) 56 Stocks 12 Stocks 0 Stocks Taiwan Semiconductor Manufacturing 6.5 5.5 China Construction Bank* 4.3 2.5 AIA Group 3.8 3.2 Alibaba Group Holdings 3.7 3.5 Ping An Insurance* 3.5 1.8 China Merchants Bank* 3.4 0.8 CNOOC 2.7 1.0 Hong Kong Exchanges & Clearing 2.0 1.2 AAC Technologies Holdings 2.0 0.3 SubTotal 38.6 25.5 Total number of stocks in the Fund’s portfolio: 68 A On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund’s benchmark was changed to a net, rather than gross, basis. Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13. B Actual leverage represents the excess amount above shareholders’ funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders’ funds. If the amount calculated is negative, this represents a net cash position. Fund % 31.2% 27.7% 12.7% 8.5% 3.1% 2.7% 2.5% 2.2% 1.8% 1.0% 6.6% 100.0% Financials Information Technology Consumer Discretionary Industrials Health Care Energy Utilities Consumer Staples Telecommunication Services Materials Liquidity Total Active % -3.8% 0.9% 4.9% 0.2% 1.0% -0.9% -2.0% -0.9% -3.5% -2.5% 6.6%

Financials Information Technology Consumer Discretionary Industrials Health Care Energy Utilities Consumer Staples Telecommunication Services Materials Liquidity Total Active % -3.8% 0.9% 4.9% 0.2% 1.0% -0.9% -2.0% -0.9% -3.5% -2.5% 6.6% Fund information Portfolio (as at 30/06/16) Share price USD 15.20 NAV per share USD 16.85 Discount (-) / Premium Current -9.8! Shares in issue 6,447,637 Fund code Bloomberg JFC US ISIN US46614T1079 Sedol 2471392

Fund % 19.7% 18.1% 14.5% 14.4% 13.0% 7.7% 6.0% 0% 6.6% 100.0% Portfolio review China - ‘A’ Shares Hong Kong Taiwan China - Hong Kong ‘P Chip’ China - Hong Kong ‘H’ China - Hong Kong ‘Red Chip’ China - Others China - ‘B’ Shares Net Liquidity Total Active % -0.3% 0.9% -5.5% 5.4% -3.9% -0.5% -2.6% -0.1% 6.6% (as at 30/06/16) Markets rose in a volatile, macrodriven June. The UK voted to exit the European Union, causing gyrations across markets and asset classes; Greater China markets initially fell sharply and then rebounded on expectations of continued monetary easing. The MSCI Taiwan Index outperformed led by technology and telecoms equities on anticipated dollar strength and recovering earnings expectations for certain technology bellwethers. The MSCI Hong Kong’s Index rally was driven by interest rate sensitive property landlords and utilities. The MSCI China Index rose slightly led by energy and large cap banks while onshore China fell, as MSCI again declined to include onshore equities in its closelywatched indices. The Fund underperformed due to our overweight positions in China growth equities across all exchanges, which did not rebound from the Brexit selloff alongside rate sensitives and ‘Old China’ heavyweight stocks. Market outlook (as at 30/06/16) While heightened asset market volatility is probable given the global backdrop, we remain circumspect on the prospects for China’s industrial economy despite recent government attempts to restrain commodity production and optimistic on the prospects for China’s consumer economy. We also are of the view that China’s index inclusion and the opening of the HKShenzhen Stock Connect are probable in the coming quarters, which should inject technical support in an environment characterized by capital outflows. Our core positions remain unchanged. Further information Investment Adviser: JF International Management Inc. Website: www.jpmchinaregionfund.com Administration: Lucy Dina +44 (0)20 7742 3735 Full portfolio holdings (as at 30/06/16) Values Sum of Traded Sum of Holding Market Value (Base) Weight Financials 38,538,423 CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1 AIA GROUP LTD COMMON STOCK HKD 0 PING AN INSURANCE GROUP CO OF CHINA LTD COMMON CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1 HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0 E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10 CHINA VANKE CO LTD COMMON STOCK HKD 1 SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0 POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1 HUATAI SECURITIES CO LTD COMMON STOCK CNY 1 DAH SING BANKING GROUP LTD COMMON STOCK HKD 0 CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON PICC PROPERTY & CASUALTY CO LTD COMMON STOCK HKD 1 INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1 NEW WORLD DEVELOPMENT CO LTD COMMON STOCK HKD 0 5,266,444 4.3 4,748,454 3.9 4,345,974 3.5 4,227,660 3.4 2,491,556 2.0 2,392,519 1.9 2,011,059 1.6 1,925,876 1.6 1,837,965 1.5 1,775,100 1.4 1,771,374 1.4 1,211,904 1.0 1,194,610 1.0 1,148,410 0.9 1,084,193 0.9 839,810 0.7 265,514 0.2 Information Technology 34,291,632 27.7 TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON ALIBABA GROUP HOLDING LTD ADR USD 0.000025 AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK LARGAN PRECISION CO LTD COMMON STOCK TWD 10 HANGZHOU HIKVISION DIGITAL TECHNOLOGY CO LTD ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON CATCHER TECHNOLOGY CO LTD COMMON STOCK TWD 10 SILICON MOTION TECHNOLOGY CORP ADR USD 0.01 GOERTEK INC COMMON STOCK CNY 1 WISTRON NEWEB CORP COMMON STOCK TWD 10 HIMAX TECHNOLOGIES INC ADR EACH REPR 1 ORD (SPONS) 8,332,750 6.7 8,090,278 6.5 4,580,928 3.7 2,436,028 2.0 1,985,483 1.6 1,917,139 1.6 1,383,711 1.1 1,367,660 1.1 1,170,604 1.0 1,109,199 0.9 1,013,617 0.8 524,275 0.4 379,960 0.3 Consumer Discretionary 15,659,654 12.7 WYNN MACAU LTD COMMON STOCK HKD 0.001 CHINA MAPLE LEAF EDUCATIONAL SYSTEMS LTD COMMON JD.COM INC ADR USD 0.00002 CHINA HARMONY NEW ENERGY AUTO HOLDING LTD COMMON ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1 CHINA CYTS TOURS HOLDING CO LTD COMMON STOCK CNY 1 REGINA MIRACLE INTERNATIONAL HOLDINGS LTD COMMON IMAX CHINA HOLDING INC COMMON STOCK HKD 0.0001 MAN WAH HOLDINGS LTD COMMON STOCK HKD 0.4 NEXTEER AUTOMOTIVE GROUP LTD COMMON STOCK HKD 0.1 HANGZHOU ROBAM APPLIANCES CO LTD COMMON STOCK CNY TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0 CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK ALPHA GROUP COMMON STOCK CNY 1 PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD TUNIU CORP ADR USD 0.0001 1,667,963 1.3 1,247,006 1.0 1,239,832 1.0 1,106,494 0.9 989,753 0.8 986,705 0.8 984,653 0.8 970,413 0.8 965,519 0.8 958,248 0.8 933,972 0.7 825,154 0.7 813,793 0.7 738,990 0.6 649,489 0.5 581,670 0.5 Industrials 10,523,596 CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1 HAN'S LASER TECHNOLOGY INDUSTRY GROUP CO LTD CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD SPRING AIRLINES CO LTD COMMON STOCK CNY 1 BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK CAR INC COMMON STOCK HKD 0.00001 SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0 AVIC AVIATION ENGINE CORP PLC COMMON STOCK CNY 1 CHINA MACHINERY ENGINEERING CORP COMMON STOCK HKD BOC AVIATION LTD COMMON STOCK HKD 1,711,031 1.4 1,227,686 1.0 1,189,441 0.9 1,103,775 0.9 975,086 0.8 969,180 0.8 808,509 0.6 709,535 0.6 623,784 0.5 610,102 0.5 595,467 0.5 Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Liquidity 8,186,667 6.6 Net Liquidity 8,186,667 6.6 Health Care 3,812,658 3.1 SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025 1,447,023 1.2 PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD 1,365,891 1.1 JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1 999,743 0.8 Energy 3,305,825 2.7 CNOOC LTD COMMON STOCK HKD 0 3,305,825 2.7 Utilities 3,135,706 2.5 CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1 1,799,281 1.5 CGN POWER CO LTD COMMON STOCK HKD 1 782,614 0.6 BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK 553,811 0.4 Consumer Staples 2,778,093 2.2 PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10 1,478,347 1.2 KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0 1,299,746 1.0 Telecommunication Services 2,222,792 1.8 CHINA TELECOM CORP LTD COMMON STOCK HKD 1 2,222,792 1.8 Materials 1,202,176 1.0 KANGDE XIN COMPOSITE MATERIAL GROUP CO LTD COMMON 1,202,176 1.0 Grand Total 123,657,220 100.0 Source: J.P. Morgan, Reuters, Bloomberg Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. All equity indices stated as ‘Net’ are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise. This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund’s shares should contact JPM New York and not other brokers who may be listed in this report. This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or o n behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation. There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.